DFA Short-Term Government Portfolio

SHARE CLASS (TICKER): INSTITUTIONAL CLASS (DFFGX)

Summary Prospectus

July 21, 2015

Before you invest, you may want to review the Portfolio’s Prospectus, which contains more information about the Portfolio and its risks. You can find the Portfolio’s Prospectus and other information about the Portfolio, including the Statement of Additional Information (SAI) and most recent reports to shareholders, when available, online at http://us.dimensional.com/other/prospectuses. You can also get this information at no cost by calling collect to (512) 306-7400 or by sending an e-mail request to document_requests@dimensional.com. The Portfolio’s Prospectus and SAI, both dated February 28, 2015, as may be supplemented, are incorporated by reference into this Summary Prospectus.

Investment Objective

The investment objective of the DFA Short-Term Government Portfolio (the “Short-Term Government Portfolio”) is to maximize total returns from the universe of debt obligations of the U.S. Government and U.S. government agencies. Total return is comprised of income and capital appreciation.

Fees and Expenses of the Portfolio

This table describes the fees and expenses you may pay if you buy and hold shares of the Short-Term Government Portfolio.

Shareholder Fees (fees paid directly from your investment): None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fee	0.17%
Other Expenses	0.02%
Total Annual Fund Operating Expenses	0.19%

EXAMPLE

This Example is meant to help you compare the cost of investing in the Short-Term Government Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 YEAR	3 YEARS	5 YEARS	10 YEARS
$19	$61	$107	$243

PORTFOLIO TURNOVER

The Short-Term Government Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Portfolio shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 40% of the average value of its investment portfolio.

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Principal Investment Strategies

The Short-Term Government Portfolio seeks to maximize risk-adjusted total returns from a universe of obligations of the U.S. Government and its agencies maturing in five years or less. The credit quality of the securities purchased by the Portfolio will be that of the U.S. Government or its agencies. As a non-fundamental policy, under normal circumstances, the Portfolio will invest at least 80% of its net assets in government securities that mature within five years from the date of settlement. It is the policy of the Portfolio that the maximum length of maturity of investments will not exceed five years from the date of settlement. However, investments may be made in obligations maturing in a shorter time period (from overnight, to up to five years from the date of settlement). In making these purchase decisions, if the anticipated maturity risk premium is greater for longer-term securities in the eligible maturity range, Dimensional Fund Advisors LP (the “Advisor”) will focus investment in that longer-term area, otherwise, the portfolio will focus investment in the short-term range of the eligible maturity range. The Advisor expects that the Portfolio’s average portfolio maturity and average portfolio duration will be three years or less. Duration is a measure of the expected life of a fixed income security that is used to determine the sensitivity of a security’s price to changes in interest rates. The longer a security’s duration, the more sensitive it will be to interest rates. The Portfolio will also acquire repurchase agreements backed by U.S. government securities. The Portfolio is authorized to invest more than 25% of its total assets in U.S. Treasury bonds, bills and notes and obligations of federal agencies and instrumentalities.

The Short-Term Government Portfolio may lend its portfolio securities to generate additional income.

Principal Risks

Market Risk: Even a long-term investment approach cannot guarantee a profit. Economic, political, and issuer-specific events will cause the value of securities, and the Short-Term Government Portfolio that owns them, to rise or fall. Because the value of your investment in the Portfolio will fluctuate, there is the risk that you will lose money.

Interest Rate Risk: Fixed income securities are subject to interest rate risk because the prices of fixed income securities tend to move in the opposite direction of interest rates. When interest rates rise, fixed income security prices fall. When interest rates fall, fixed income security prices rise. In general, fixed income securities with longer maturities are more sensitive to changes in interest rates.

Credit Risk: Credit risk is the risk that the issuer of a security may be unable to make interest payments and/or repay principal when due. A downgrade to an issuer’s credit rating or a perceived change in an issuer’s financial strength may affect a security’s value, and thus, impact the Short-Term Government Portfolio’s performance. Government agency obligations have different levels of credit support and, therefore, different degrees of credit risk. Securities issued by agencies and instrumentalities of the

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U.S. Government that are supported by the full faith and credit of the United States, such as the Federal Housing Administration and Ginnie Mae, present little credit risk. Other securities issued by agencies and instrumentalities sponsored by the U.S. Government, that are supported only by the issuer’s right to borrow from the U.S. Treasury, subject to certain limitations, and securities issued by agencies and instrumentalities sponsored by the U.S. Government that are sponsored by the credit of the issuing agencies, such as Freddie Mac and Fannie Mae, are subject to a greater degree of credit risk. U.S. government agency securities issued or guaranteed by the credit of the agency may still involve a risk of non-payment of principal and/or interest.

Income Risk: Income risk is the risk that falling interest rates will cause the Short-Term Government Portfolio’s income to decline because, among other reasons, the proceeds from maturing short-term securities in its portfolio may be reinvested in lower-yielding securities.

Liquidity Risk: Liquidity risk exists when particular portfolio investments are difficult to purchase or sell. To the extent that the Short-Term Government Portfolio holds illiquid investments, the Portfolio’s performance may be reduced due to an inability to sell the investments at opportune prices or times. Liquid portfolio investments may become illiquid or less liquid after purchase by the Short-Term Government Portfolio due to low trading volume, adverse investor perceptions and/or other market developments. Liquidity risk includes the risk that the Short-Term Government Portfolio will experience significant net redemptions at a time when it cannot find willing buyers for its portfolio securities or can only sell its portfolio securities at a material loss. Liquidity risk can be more pronounced in periods of market turmoil.

Securities Lending Risk: Securities lending involves the risk that the borrower may fail to return the securities in a timely manner or at all. As a result, the Short-Term Government Portfolio may lose money and there may be a delay in recovering the loaned securities. The Portfolio could also lose money if it does not recover the securities and/or the value of the collateral falls, including the value of investments made with cash collateral. Securities lending also may have certain adverse tax consequences.

Cyber Security Risk: The Short-Term Government Portfolio’s and its service providers’ use of internet, technology and information systems may expose the Portfolio to potential risks linked to cyber security breaches of those technological or information systems. Cyber security breaches, amongst other things, could allow an unauthorized party to gain access to proprietary information, customer data, or fund assets, or cause the Portfolio and/or its service providers to suffer data corruption or lose operational functionality.

Performance

The bar chart and table immediately following illustrate the variability of the Short-Term Government Portfolio’s returns and are meant to provide some indication of the risks of investing in the Portfolio. The bar chart shows the changes in the Portfolio’s performance from year to year. The table illustrates how annualized one year, five year and ten year

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returns, both before and after taxes, compare with those of a broad measure of market performance. The Portfolio’s past performance (before and after taxes) is not an indication of future results. Updated performance information for the Portfolio can be obtained by visiting http://us.dimensional.com.

The after-tax returns presented in the table for the Short-Term Government Portfolio are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown in the table. In addition, the after-tax returns shown are not relevant to investors who hold shares of the Portfolio through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

DFA Short-Term Government Portfolio Institutional Class Shares

Highest Quarter: January 2005–December 2014	(10/08–12/08)	6.59
Lowest Quarter: January 2005–December 2014	(4/08–6/08)	-2.55

Annualized Returns (%)

Periods ending December 31, 2014

	1 YEAR	5 YEARS	10 YEARS
DFA Short-Term Government Portfolio
Return Before Taxes	1.25%	2.03%	3.00%
Return After Taxes on Distributions	0.86%	1.40%	2.03%
Return After Taxes on Distributions and Sale of Portfolio Shares	0.74%	1.43%	2.01%
BofA Merrill Lynch 1-5 Year US Treasury & Agency Index* (reflects no deduction for fees, expenses, or taxes)	1.24%	1.73%	3.10%

*	Source Merrill Lynch, used with permission. MERRILL LYNCH IS LICENSING THE MERRILL LYNCH INDICES “AS IS,” MAKES NO WARRANTIES REGARDING SAME, DOES NOT GUARANTEE THE ACCURACY AND OR COMPLETENESS OF THE MERRILL LYNCH INDICES OR ANY DATA INCLUDED THEREIN OR DERIVED THEREFROM, AND ASSUMES NO LIABILITY IN CONNECTION WITH THEIR USE.

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Investment Advisor/Portfolio Management

Dimensional Fund Advisors LP serves as the investment advisor for the Short-Term Government Portfolio. The following individuals are responsible for coordinating the day to day management of the Short-Term Government Portfolio:

•	David A. Plecha, Senior Portfolio Manager and Vice President of the Advisor, has been a portfolio manager since 1989.

•	Joseph F. Kolerich, Senior Portfolio Manager and Vice President of the Advisor, has been a portfolio manager since 2001.

Purchase and Redemption of Fund Shares

Investors may purchase or redeem shares of the Short-Term Government Portfolio on each day that the NYSE is open for business, regardless of whether the Federal Reserve System is closed, by first contacting the Portfolio’s transfer agent at (888) 576-1167. Shareholders that invest in the Portfolio through a financial intermediary should contact their financial intermediary regarding purchase and redemption procedures. The Portfolio generally is available for investment only by institutional clients, clients of registered investment advisors, clients of financial institutions and a limited number of certain other investors as approved from time to time by the Advisor. All investments are subject to approval of the Advisor.

Tax Information

The dividends and distributions you receive from the Short-Term Government Portfolio are taxable and generally will be taxed as ordinary income, capital gains, or some combination of both, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account, in which case taxes are deferred until withdrawal from the plan or account.

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